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                                  EXHIBIT 10AA

                                2000 AMENDMENT TO

                        1990 LIQUI-BOX STOCK OPTION PLAN

WHEREAS, Liqui-Box Corporation ("Corporation") adopted the 1990 Liqui-Box Stock Option Plan ("1990 Stock Option Plan");

WHEREAS, as required by the terms of the 1990 Stock Option Plan, no options have been issued after February 9, 2000, although options issued before that date remain outstanding;

WHEREAS, effective December 1, 1999, the Corporation adopted the Liqui-Box Corporation Executive Deferred Compensation Plan ("Deferred Compensation Plan");

WHEREAS, participants in the Deferred Compensation Plan may elect to defer any taxable income on the exercise of nonqualified stock options granted under the 1990 Stock Option Plan by completing the appropriate section of the "Deferral Notice" made available under the terms of the Deferred Compensation Plan;

WHEREAS, subject to certain restrictions described in Section 14 of the 1990 Stock Option Plan, the Board retained the power to amend the 1990 Stock Option Plan;

NOW, THEREFORE, effective on the date approved by the Corporation's Board of Directors, Section 8 of the 1990 Stock Option Plan is amended by the addition of the following new paragraph:

Each Participant who also is a participant in the Liqui-Box Corporation Executive Deferred Compensation Plan ("Deferred Compensation Plan") may elect to defer recognition of any gain on the exercise of any Non-Qualified Stock Option by (i) completing the appropriate section of the Deferral Notice made available under the Deferred Compensation Plan and (ii) otherwise complying with the rules and requirements imposed by the Deferred Compensation Plan. If this election is made, any Common Shares acquired through the exercise of a Non-Qualified Stock Option subject to this deferral will be distributed from the trust associated with the Deferred Compensation Plan under the distribution provisions established as part of the Deferred Compensation Plan, including the requirement that the affected Common Shares be held and distributed in that form.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this amendment to be effective as of September 26, 2000.

                                 LIQUI-BOX CORPORATION

                                 By:      /s/ C. William McBee
                                    -----------------------------------------

                                 Print Name:     C. William McBee
                                            ---------------------------------

                                 Title:   President & COO
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